SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
February 2, 2001

PACIFICORP

(Exact name of registrant as specified in its charter)

STATE OF OREGON (State or other jurisdiction of incorporation)	1-5152 (Commission File No.)	93-0246090 (I.R.S. Employer Identification No.)
825 N.E. Multnomah, Suite 2000, Portland, Oregon (Address of principal executive offices)	97232-4116 (Zip code)

Registrant's telephone number, including area code:
(503) 813-5000

(Former Name or Former Address, if changed since last report)

Item 5.   OTHER EVENTS

          The news releases of ScottishPower and PacifiCorp's Utah Power division concerning the Utah Public Service Commission granting an immediate $70 million rate increase are attached as exhibits under Item 7.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99(a)  ScottishPower news release issued February 5, 2001.

               99(b)  News release issued February 2, 2001 by PacifiCorp's
                      Utah Power division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PACIFICORP (Registrant) By KAREN CLARK Karen Clark Senior Vice President and Chief Financial Officer

Date:       February 7, 2001

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